                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      We, the undersigned directors and officers of DSW Inc. (the "Company"), and each of us, do hereby constitute and appoint Douglas J. Probst and Julia A. Davis, or either of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers of the Company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company's registration statement on Form S-8, including specifically but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below for the Company, any and all amendments (including post-effective amendments) to such registration statement; and we do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

        SIGNATURE                           TITLE                       DATE
        ---------                           -----                       ----
/s/ Jay L. Schottenstein    Chairman of the Board of Directors     June 24, 2005
------------------------       and Chief Executive Officer
 Jay L. Schottenstein         (Principal Executive Officer)

 /s/ Douglas J. Probst         Senior Vice President, Chief
------------------------      Financial Officer and Treasurer      June 24, 2005
  Douglas J. Probst          (Principal Financial Officer and
                               Principal Accounting Officer)

  /s/ Heywood Wilansky                   Director                  June 24, 2005
------------------------
    Heywood Wilansky

/s/ Carolee Friedlander                  Director                  June 24, 2005
------------------------
  Carolee Friedlander

  /s/ Philip B. Miller                   Director                  June 24, 2005
------------------------
    Philip B. Miller

  /s/ James D. Robbins                   Director                  June 24, 2005
------------------------
    James D. Robbins

/s/ Harvey L. Sonnenberg                 Director                  June 24, 2005
------------------------
  Harvey L. Sonnenberg

 /s/ Allan J. Tanenbaum                  Director                  June 24, 2005
------------------------
   Allan J. Tanenbaum